Exhibit 10.7

                             PUT AND CALL AGREEMENT

         This Put and Call Agreement (this "Agreement") is made as of December __, 2002, by and among WARP TECHNOLOGY HOLDINGS, INC., Inc., a Nevada corporation (the "Company"), 6043577 Canada Inc., a Canadian corporation ("Newco") and all of the Shareholders of Spider Software Inc. as identified in Schedule "A" hereto (the "Shareholder").

                                                     RECITALS

A. The Company, Newco and the Shareholders intend to execute a share exchange agreement (the "Share Exchange Agreement") as of even date herewith.

B. The execution of this Agreement is a condition of the Shareholder's obligations under the Share Exchange Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto hereby agree as follows:

                            ARTICLE 1 - PUT OPTIONS
                            -----------------------

1.01     Put Option

Each Shareholder shall have the option, exercisable at any time, to sell to the Company all, but not less than all, of the Newco Preferred Shares held by it (the "Put Option" and the Newco Preferred Shares which are the subject of a Put Option are called "Put Shares").

1.02     Put Notice

If any Shareholder wishes to exercise the Put Option, that Shareholder shall deliver to the Company a notice (the "Put Notice") which must:

         (1) indicate whether the Shareholder is exercising the Put Option set out in section 1.01;

         (2) stipulate the time, the date and the place of completion of the purchase of the Shareholder's shares which, in any event, shall not be longer than three (3) business days after the date of the Put Notice; and

(3)      be executed by the Shareholder.

Promptly after a Put Notice is delivered to the Company (and in any event no later than one business day thereafter), the Company will duly execute the Put Notice acknowledging the terms thereof and the Company will deliver the Put Notice to the Shareholder.

1.03     Price

The aggregate price for each Put Share shall be one (1) share of the common stock of WARP Technology Holdings, Inc. ("WARP Common Stock")


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1.04     Closing

Upon a Put Notice being delivered, a binding contract of purchase and sale for the Put Shares will be formed between the Company and the Shareholder. The purchase and sale of the Put Shares will take place at the offices of [<*F06C>] at 10:00 a.m. three (3) business days after the Put Notice has been delivered, or at such other time and place as the Company and the Shareholder agree upon orally or in writing (which time and place are designated the "Put Closing"). At the Put Closing, the Shareholder shall deliver to the Company a certificate representing the Put Shares that the Company is purchasing against payment of the purchase price therefor by the issuance to the Shareholder by the Company of a certificate representing the requisite number of shares of WARP Common Stock, as determined under paragraph 1.03 above.

                      ARTICLE 2 - THE COMPANY CALL OPTION
                      -----------------------------------

2.01     Call Option

The Company shall have the option (the "Call Option") exercisable at any time after three (3) years from the date of this Agreement to purchase from any Shareholder all, but not less than all, of the Newco Preferred Shares held by that Shareholder (the "Call Shares").

2.02     Call Notice

If the Company wishes to exercise the Call Option, it shall deliver to the Shareholder a notice (the "Call Notice") which must:

         (1)      indicate that the Company is exercising its Call Option;

         (2) stipulate the time, the date and the place of completion of the purchase of Call Shares which, in any event, shall not be longer than three (3) business days after the date of the Call Notice; and

         (3)      be executed by the Company.

Promptly after a Call Notice is delivered to the Shareholder (and in any event no later than one business day thereafter), the Shareholder will duly execute the Call Notice acknowledging the terms thereof and the Shareholder will deliver the Call Notice to the Company.

2.03     Price

The aggregate price for each Call Share shall be one (1) share of Warp Common Stock.

2.04     Closing

Upon a Call Notice being delivered, a binding contract of purchase and sale for the Call Shares will be formed between the Company and the Shareholder. The purchase and sale of the Call Shares will take place at the offices of [o] at 10:00 a.m. three (3) business days after the Call Notice has been delivered, or at such other time and place as the Company and the Shareholder

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

agree upon orally or in writing (which time and place are designated the "Call Closing"). At the Call Closing, the Shareholder shall deliver to the Company certificate(s) representing the Call Shares that the Company is purchasing against payment of the purchase price therefor by the issuance by the Company to the Shareholder of a certificate representing the requisite number of shares of WARP Common Stock, as determined under paragraph 2.03 above.

                           ARTICLE 3 - MISCELLANEOUS
                           -------------------------

3.01     Definitions

All capitalized terms used but not defined herein shall have the meanings set forth in the Share Exchange Agreement.

3.02     Successors and Assigns

Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Newco Preferred Shares). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

3.03     Positive Covenant

Newco shall, and the Company shall cause Newco to, maintain itself as a corporation validly existing and in good standing under the laws of Canada.

3.04     Negative Covenant

Each Shareholder understands that the Newco Preferred Shares and all WARP Common Stock received by such Shareholder pursuant to this Agreement may not be transferred, encumbered, sold, hypothecated, or otherwise disposed of unless such transfer or other disposition has been registered under the Securities Act of 1933 or, in the opinion of counsel reasonably satisfactory to the Company, is exempt from registration under that Act, and has been registered or qualified or, in the opinion of such counsel, is exempt from registration or qualification under applicable provincial securities laws. Such Seller understands that the Company is under no obligation to register or seek an exemption under the United States federal securities laws, Canadian securities laws, state securities laws, provincial securities laws or any other securities laws or to cause or permit the Newco Preferred Shares or WARP Common Stock to be transferred in the absence of any such registration or exemption.

3.05     Notice of Company and Stockholder Matters

The Company shall provide the Shareholders (in the same manner as if the Shareholders were holders of Common stock) with:

(a)      any notice of any meeting of the Company's stockholders; and

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

(b)      any other notice provided to holders of Common stock.

3.06     Legending of Securities.

Each certificate of Newco Preferred Stock and/or WARP Common Stock to be issued to the Shareholders pursuant to this Agreement shall bear substantially the following legend:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, OR ANY STATE SECURITIES LAWS. THESE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT, IN THE CIRCUMSTANCES, REQUIRED UNDER SAID ACT".

3.07     Specific Performance

The Company and Newco recognize that the rights of the Shareholders under this Agreement are unique and, accordingly, the Shareholders will, in addition to such other remedies available to them at law or in equity, have the right to enforce their rights under this Agreement by actions for injunctive relief and specific performance to the extent permitted by law. This Agreement is not intended to limit or abridge any rights of the Shareholders that exist apart from this Agreement.

3.08     Governing Law

This Agreement shall be governed by and construed under the laws of the State of New York.

3.09     Counterparts

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

3.10     Titles and Subtitles

The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

3.11     Notices

Unless otherwise provided, any notice under this Agreement shall be delivered in writing and shall be deemed effectively delivered (a) upon personal delivery to the party to be notified, (b) upon confirmation of receipt by fax by the party to be notified, or (c) two business days after deposit with a reputable overnight courier, prepaid for overnight delivery and addressed to the party to be notified at the address indicated on the signature page hereto, or at such other address as such party may designate by ten days' advance written notice to the other party delivered in the foregoing manner.

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

3.12     Legal Fees and Expenses

If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, including an arbitration, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

3.13     Amendments and Waivers

Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of all parties hereto; provided, however, that any party hereto may waive any of such party's rights hereunder without obtaining the consent of any other party.

3.14     Severability

If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.
3.15     Entire Agreement

This Agreement (including the exhibits hereto) and the documents referred to herein constitute the full and entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants, except as specifically set forth herein or therein.

3.16     Termination

This Agreement shall terminate and all rights hereunder shall expire upon the consummation of either the Put Closing or the Call Closing.


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

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



WARP TECHNOLOGY HOLDINGS, INC.

By:
         --------------------------------------------
         Authorized Signatory

Address:
         ----------------------

         ----------------------

         ----------------------
Fax:
         ----------------------

Phone:
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6043577 Canada Inc.

By:
         --------------------------------------------
         Authorized Signatory

Address:
         ----------------------

         ----------------------

         ----------------------
Fax:
         ----------------------

Phone:
         ----------------------



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                                  Schedule "A"

                              List of Shareholders



Name                                                  Signature
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